Exhibit 21.1

Exelon Corporation

12/31/2015

Name	Jurisdiction
2014 ESA HoldCo, LLC	Delaware
2014 ESA Project Company, LLC	Delaware
2015 ESA Holdco, LLC	Delaware
2015 ESA Investco, LLC	Delaware
2015 ESA Project Company, LLC	Delaware
AgriWind LLC	Illinois
AgriWind Project L.L.C.	Delaware
Albany Green Energy, LLC	Georgia
Annova LNG Brownsville A, LLC	Delaware
Annova LNG Brownsville B, LLC	Delaware
Annova LNG Brownsville C, LLC	Delaware
Annova LNG Common Infrastructure, LLC	Delaware
Annova LNG, LLC	Delaware
Annova LNG, LLC, Series A Units	Delaware
Annova LNG, LLC, Series B Units	Delaware
Annova LNG, LLC, Series C Units	Delaware
Annova LNG, LLC, Series Z Units	Delaware
ATNP Finance Company	Delaware
AV Solar Ranch 1, LLC	Delaware
Baltimore Gas and Electric Company	Maryland
BC Energy LLC	Minnesota
Beebe 1B Renewable Energy, LLC	Delaware
Beebe Renewable Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
BGE Capital Trust II	Delaware
BGE Home Products & Services, LLC	Delaware
Big Top, LLC	Oregon
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Bluestem Wind Energy, LLC	Delaware
Braidwood 1 NQF, LLC	Nevada
Braidwood 2 NQF, LLC	Nevada
Breezy Bucks-I LLC	Minnesota
Breezy Bucks-II LLC	Minnesota
Butter Creek Power, LLC	Oregon
Byron 1 NQF, LLC	Nevada
Byron 2 NQF, LLC	Nevada
California PV Energy 2, LLC	Delaware
California PV Energy, LLC	Delaware
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware
CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CE Colver I, Inc.	Maryland
CE Colver III, Inc.	Maryland
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CE Nuclear, LLC	Delaware
CECG International Holdings, Inc.	Delaware
CER Generation, LLC	Delaware
CEU Arkoma West, LLC	Delaware
CEU CHC, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU Development, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Niobrara, LLC	Delaware

CEU Offshore I, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware
CEU Simplicity, LLC	Delaware
CEU Trenton, LLC	Delaware
CEU W&D, LLC	Delaware
Christoffer Wind Energy I LLC	Minnesota
Christoffer Wind Energy II LLC	Minnesota
Christoffer Wind Energy III LLC	Minnesota
Christoffer Wind Energy IV LLC	Minnesota
CII Solarpower I, Inc.	Maryland
Cisco Wind Energy LLC	Minnesota
Clinton NQF, LLC	Nevada
CLT Energy Services Group, L.L.C.	Pennsylvania
CNE Gas Holdings, LLC	Kentucky
CNE Gas Supply, LLC	Delaware
CNEG Holdings, LLC	Delaware
CNEGH Holdings, LLC	Delaware
Cogenex Corporation	Massachusetts
CoLa Resources LLC	Delaware
Colorado Bend I Power, LLC	Delaware
Colorado Bend II Power, LLC	Delaware
Colorado Bend Services, LLC	Delaware
ComEd Financing III	Delaware
Commonwealth Edison Company	Illinois
Commonwealth Edison Company of Indiana, Inc.	Indiana
Compass Energy Gas Services, LLC	Virginia
Compass Energy Services, Inc.	Virginia
Constellation Bulk Energy Holdings, Inc.	Marshall Islands
Constellation CNG, LLC	Delaware
Constellation DCO Albany Power Holdings, LLC	Delaware
Constellation EG, LLC	Delaware
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Limited	United Kingdom
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Gas Choice, Inc.	Delaware
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Partners Holdings, LLC	Delaware
Constellation Energy Power Choice, Inc.	Delaware
Constellation Energy Projects & Services Group Advisors, LLC	Delaware
Constellation Energy Projects and Services Canada, Inc.	Federal
Constellation Energy Resources, LLC	Delaware
Constellation Energy Services - Natural Gas, LLC	Delaware
Constellation Energy Services of New York, Inc.	New York
Constellation Energy Services, Inc.	Wisconsin
Constellation Energy Upstream Holdings, Inc.	Delaware
Constellation Holdings, LLC	Maryland
Constellation International Holdings, Inc.	Marshall Islands
Constellation Mystic Power, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy Canada Inc.	Ontario
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Operating Services	California

Constellation Power Source Generation, LLC	Maryland
Constellation Power, Inc.	Maryland
Constellation Sacramento Holding, LLC	Delaware
Constellation Solar Arizona 2, LLC	Delaware
Constellation Solar Arizona, LLC	Delaware
Constellation Solar California, LLC	Delaware
Constellation Solar Connecticut, LLC	Delaware
Constellation Solar DC, LLC	Delaware
Constellation Solar Federal, LLC	Delaware
Constellation Solar Georgia, LLC	Georgia
Constellation Solar Holding, LLC	Delaware
Constellation Solar Horizons Holding, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar Maryland II, LLC	Delaware
Constellation Solar Maryland MC, LLC	Delaware
Constellation Solar Maryland, LLC	Delaware
Constellation Solar Massachusetts, LLC	Delaware
Constellation Solar Net Metering, LLC	Delaware
Constellation Solar New Jersey II, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation Solar New Jersey, LLC	Delaware
Constellation Solar New York, LLC	Delaware
Constellation Solar Ohio, LLC	Delaware
Constellation Solar, LLC	Delaware
Continental Wind Holding, LLC	Delaware
Continental Wind, LLC	Delaware
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
COSI Ultra II, Inc.	Maryland
COSI Ultra, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP Sunnyside I, Inc.	Maryland
CP Windfarm, LLC	Minnesota
CR Clearing, LLC	Missouri
Criterion Power Partners, LLC	Delaware
DAJAW Transmission LLC	Minnesota
Denver Airport Solar, LLC	Delaware
Dresden 1 NQF, LLC	Nevada
Dresden 2 NQF, LLC	Nevada
Dresden 3 NQF, LLC	Nevada
Energy Performance Services, Inc.	Pennsylvania
ETT Canada, Inc.	New Brunswick
Ewington Energy Systems LLC	Minnesota
Exelon AVSR Holding, LLC	Delaware
Exelon AVSR, LLC	Delaware
Exelon Business Services Company, LLC	Delaware
Exelon Corporation	Pennsylvania
Exelon Energy Delivery Company, LLC	Delaware
Exelon Enterprises Company, LLC	Pennsylvania
Exelon Framingham, LLC	Delaware
Exelon Fulton, LLC	Delaware
Exelon Generation Acquisitions, LLC	Delaware
Exelon Generation Company, LLC	Pennsylvania
Exelon Generation Consolidation, LLC	Nevada
Exelon Generation Finance Company, LLC	Delaware
Exelon Generation International, Inc.	Pennsylvania
Exelon Generation Limited	United Kingdom
Exelon Mechanical, LLC	Delaware
Exelon Microgrid, LLC	Delaware
Exelon New Boston, LLC	Delaware
Exelon New England Holdings, LLC	Delaware
Exelon Nuclear Partners International S.a r.l.	Luxembourg
Exelon Nuclear Partners, LLC	Delaware
Exelon Nuclear Security, LLC	Delaware
Exelon Peaker Development Limited, LLC	Delaware
Exelon PowerLabs, LLC	Pennsylvania
Exelon Solar Chicago LLC	Delaware

Exelon Transmission Company, LLC	Delaware
Exelon West Medway II, LLC	Delaware
Exelon West Medway, LLC	Delaware
Exelon Wind 1, LLC	Texas
Exelon Wind 10, LLC	Texas
Exelon Wind 11, LLC	Texas
Exelon Wind 2, LLC	Texas
Exelon Wind 3, LLC	Texas
Exelon Wind 4, LLC	Texas
Exelon Wind 5, LLC	Texas
Exelon Wind 6, LLC	Texas
Exelon Wind 7, LLC	Texas
Exelon Wind 8, LLC	Texas
Exelon Wind 9, LLC	Texas
Exelon Wind Canada Inc.	Canada
Exelon Wind, LLC	Delaware
Exelon Wyman, LLC	Delaware
Ex-FM, Inc.	New York
Ex-FME, Inc.	Delaware
ExGen Renewables Holdings II, LLC	Delaware
ExGen Renewables I Holding, LLC	Delaware
ExGen Renewables I, LLC	Delaware
ExGen Renewables II, LLC	Delaware
ExGen Texas II Power Holdings, LLC	Delaware
ExGen Texas II Power, LLC	Delaware
ExGen Texas Power Holdings, LLC	Delaware
ExGen Texas Power Services, LLC	Delaware
ExGen Texas Power, LLC	Delaware
ExGen Ventures International Holdings II Limited	United Kingdom
ExGen Ventures International Holdings Limited	United Kingdom
ExTel Corporation, LLC	Delaware
F & M Holdings Company, L.L.C.	Delaware
Fair Wind Power Partners, LLC	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Fourmile Wind Energy, LLC	Maryland
G-Flow Wind, LLC	Minnesota
Grande Prairie Generation, Inc.	Alberta
Green Acres Breeze, LLC	Minnesota
Greensburg Wind Farm, LLC	Delaware
Handley Power, LLC	Delaware
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Holyoke Solar, LLC	Delaware
Hot Springs Windfarm, LLC	Idaho
K & D Energy LLC	Minnesota
KC Energy LLC	Minnesota
KSS Turbines LLC	Minnesota
La Salle 1 NQF, LLC	Nevada
La Salle 2 NQF, LLC	Nevada
Lake Houston Power, LLC	Delaware
LaPorte Power, LLC	Delaware
Las Vegas District Energy, LLC	Delaware
Limerick 1 NQF, LLC	Nevada
Limerick 2 NQF, LLC	Nevada
Loess Hills Wind Farm, LLC	Missouri
Marshall Wind 1, LLC	Minnesota
Marshall Wind 2, LLC	Minnesota
Marshall Wind 3, LLC	Minnesota
Marshall Wind 4, LLC	Minnesota
Marshall Wind 5, LLC	Minnesota
Marshall Wind 6, LLC	Minnesota
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware

Minergy LLC	Wisconsin
Minnesota Breeze, LLC	Minnesota
Mohave Sunrise Solar I, LLC	Arizona
Mountain Creek Power, LLC	Delaware
Mountain Top Wind Power, LLC	Maryland
Nine Mile Point Nuclear Station, LLC	Delaware
North Shore District Energy, LLC	Delaware
Northwind Thermal Technologies Canada Inc.	New Brunswick
OMF 11520, LLC	Delaware
Oregon Trail Windfarm, LLC	Oregon
Outback Solar, LLC	Oregon
Oyster Creek NQF, LLC	Nevada
Pacific Canyon Windfarm, LLC	Oregon
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
Peach Bottom 1 NQF, LLC	Nevada
Peach Bottom 2 NQF, LLC	Nevada
Peach Bottom 3 NQF, LLC	Nevada
PEC Financial Services, LLC	Pennsylvania
PECO Energy Capital Corp.	Delaware
PECO Energy Capital Trust III	Delaware
PECO Energy Capital Trust IV	Delaware
PECO Energy Capital, L.P.	Delaware
PECO Energy Company	Pennsylvania
PECO Wireless, LLC	Delaware
Pegasus Power Company, Inc.	California
PH Holdco LLC	Delaware
Pinedale Energy, LLC	Colorado
Prairie Wind Power LLC	Minnesota
Purple Acquisition Corp.	Delaware
Quad Cities 1 NQF, LLC	Nevada
Quad Cities 2 NQF, LLC	Nevada
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Renewable Power Generation Holdings, LLC	Delaware
Renewable Power Generation, LLC	Delaware
Residential Solar Holding, LLC	Delaware
Residential Solar II, LLC	Delaware
RF HoldCo LLC	Delaware
RITELine Illinois, LLC	Illinois
RITELine Indiana, LLC	Indiana
RITELine Transmission Development, LLC	Delaware
Roadrunner-I LLC	Minnesota
RSB BondCo LLC	Delaware
Sacramento PV Energy, LLC	Delaware
Salem 1 NQF, LLC	Nevada
Salem 2 NQF, LLC	Nevada
Salty Dog-I LLC	Minnesota
Salty Dog-II LLC	Minnesota
Sand Ranch Windfarm, LLC	Oregon
Scherer Holdings 1, LLC	Delaware
Scherer Holdings 2, LLC	Delaware
Scherer Holdings 3, LLC	Delaware
Sendero Wind Energy, LLC	Delaware
Shane’s Wind Machine LLC	Minnesota
Shooting Star Wind Project, LLC	Delaware
Sky Valley, LLC	Delaware
Star Electricity, Inc.	Texas
Sugar Beet Wind, LLC	Delaware
Sunnyside Cogeneration Associates	Utah
Sunnyside Generation, LLC	Delaware
Sunnyside II, Inc.	Delaware
Sunnyside II, L.P.	Delaware
Sunnyside III, Inc.	Delaware
Sunnyside Properties, LLC	Utah
Sunset Breeze, LLC	Minnesota
Threemile Canyon Wind I, LLC	Oregon
Titan STC, LLC	Delaware

TMI NQF, LLC	Nevada
Tuana Springs Energy, LLC	Idaho
UII, LLC	Illinois
W&D Gas Partners, LLC	Delaware
Wagon Trail, LLC	Oregon
Wally’s Wind Farm LLC	Minnesota
Wansley Holdings 1, LLC	Delaware
Wansley Holdings 2, LLC	Delaware
Ward Butte Windfarm, LLC	Oregon
Water & Energy Savings Company, LLC	Delaware
Western Path Development, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wibaux Wind, LLC	Delaware
Wildcat Finance, LLC	Delaware
Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Windy Dog-1 LLC	Minnesota
Wolf Hollow I Power, LLC	Delaware
Wolf Hollow II Power, LLC	Delaware
Wolf Hollow Services, LLC	Delaware
Wolf Wind Enterprises, LLC	Minnesota
Wolf Wind Transmission, LLC	Minnesota
Zion 1 NQF, LLC	Nevada
Zion 2 NQF, LLC	Nevada